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                                                                   Exhibit 10.45

               SCHEDULE OF COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Annual Retainer                          $10,000
Committee Chairman Annual Retainer:
   Audit Committee                       $10,000
   Compensation Committee                $ 5,000
Regular Board Meeting Fee                $ 2,500(1)
Special Board Meeting Fee                $ 1,000(2)
Committee Meeting Fee                    $   500(3)
New Member Stock Option Grant (#)        $10,000
Committee Chairman Stock Option Grant
   Audit Committee (#)                     3,000
   Compensation Committee (#)              2,000
   Nominating Committee (#)                2,000
Annual Director Stock Option Grant              (4)
Annual Director Restricted Stock Grant          (4)

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(1)  The fee is $1,000 if participation is by telephone.

(2)  The fee is $500 if participation is by telephone.

(3)  The fee is $250 if participation is by telephone.

(4) Any award is at the discretion of the Compensation Committee or Board of Directors.


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                          SCHEDULE OF COMPENSATION FOR
                       CHAIRMAN OF THE BOARD OF DIRECTORS

     Consulting Arrangement          $12,000/month
     Annual Stock Option Grant                  (1)
     Annual Restricted Stock Grant              (1)

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(1)  Any award is at the discretion of the Compensation Committee or Board of
     Directors.


                                        2